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                                                                     EXHIBIT 4.0


                    (FORM OF STOCK CERTIFICATE - FRONT SIDE)

NUMBER                                                                    SHARES



CLASS B COMMON STOCK                                          CUSIP 749136 10 7
                                                               See reverse for
                                                             certain definitions


                            R&G FINANCIAL CORPORATION

                   INCORPORATED UNDER THE LAWS OF PUERTO RICO



     This certifies that ___________________________________ is the registered holder of _________________ fully paid and non-assessable shares of the Class B Common Stock, par value $.01 per share, of R&G Financial Corporation, Hato Rey, San Juan, Puerto Rico (the "Corporation"), incorporated under the laws of the Commonwealth of Puerto Rico.

     The shares evidenced by this Certificate are transferable only on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any and all amendments thereto. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE NOT DEPOSITS OR ACCOUNTS AND ARE NOT FEDERALLY INSURED OR GUARANTEED. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.

Dated:



                               (SEAL)
- ------------------------------               ---------------------------------
Enrique Umpierre-Suarez                      Victor J. Galan
Corporate Secretary                          President and Chief Executive
                                             Officer


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                     (FORM OF STOCK CERTIFICATE - BACK SIDE)

     The Corporation is authorized to issue more than one class of stock, including a class of preferred stock which may be issued in one or more series. The Corporation will furnish to any stockholder, upon written request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, with respect to the issuance of any preferred stock to be issued in series, the relative rights, preferences and limitations between the shares of each series so far as the rights, preferences and limitations have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights, preferences and limitations of subsequent series.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common

TEN ENT  -  as tenants by the entireties

JT TEN   -  as joint tenants with right of survivorship and not
            as tenants in common

UNIF GIFT MIN ACT - _______________________Custodian _____________________under
                             (Cust)                         (Minor)
        Uniform Gifts to Minors Act ____________________________________________
                                                     (State)


Additional abbreviations may also be used though not in the above list.


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     For value received, ___________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

- ---------------------------------------------

- ---------------------------------------------


- --------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


________________ shares of Class B Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint ______________ as Attorney, to transfer the said shares on the books of the within named Corporation, with full power of substitution.


Dated __________________, ____


                                   ---------------------------------------------
                                   Signature



                                   ---------------------------------------------
                                   Signature



NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of this Certificate in every particular, without alteration or enlargement, or any change whatever. The signature(s) should be guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association or credit union) with membership in an approved signature medallion program, pursuant to S.E.C. Rule 17Ad-15.